General California Municipal

      Bond Fund, Inc.

      SEMIANNUAL REPORT March 31, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             General California

                                                      Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN
Dear Shareholder:

This semiannual report for General California Municipal Bond Fund, Inc. covers the six-month period from October 1, 2002, through March 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

A number of economic and political factors continued to support higher municipal bond prices during the reporting period. Faced with escalating tensions leading to the start of the war in Iraq, many investors preferred fixed-income securities over stocks. We believe that rising geopolitical tensions also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation in Iraq is resolved before committing to new capital spending. For its part, the Federal Reserve Board contributed to the municipal bond market's strength by further reducing short-term interest rates in November 2002.

The result of these influences has been generally attractive total returns from high-quality, tax-exempt bonds. While history suggests that bond prices should moderate if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift assets between stocks and bonds in response to near-term economic and market forces, adherence to your longstanding asset allocation strategy may be the most prudent course for the long term. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2003

2

DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did General California Municipal Bond Fund, Inc. perform relative to its benchmark?

For the six-month period ended March 31, 2003, the fund achieved a total return of 0.14%.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  1.20%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper California Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this category was -0.35%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

During the reporting period, California's municipal bond market was primarily influenced by a shortfall in tax revenues, which led to higher volumes of bond issuance. With a record supply of bonds competing for investor interest, prices of California bonds did not rise as much as bonds from many other states. As a result, the fund produced a lower return than its benchmark. However, the fund produced a higher return than its Lipper category average, which we attribute to our focus on high-quality securities at a time when lower-rated bonds fared relatively poorly.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital.

To achieve this objective, we have constructed a portfolio designed to seek a consistently high income stream. In selecting bonds for the portfolio, we do a rigorous analysis of individual bond structures, paying particularly close attention to each bond' s yield, maturity and early

                                                                     The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

redemption features. The fund is generally composed primarily of revenue bonds backed by the income generated from projects such as toll roads, transportation facilities, housing projects, hospitals and other issuers throughout California.

Over time, some high-yielding bonds within the portfolio have matured or been redeemed by their issuers. We have generally attempted to replace these bonds with securities that offer higher than average income payments. This strategy is designed to help maximize income. We also look to upgrade the portfolio with bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we will usually sell bonds that are close to redemption or maturity, a strategy intended to protect the fund's net asset value. In addition, we conduct extensive credit analysis of our holdings in an attempt to avoid potential credit-rating downgrades.

What other factors influenced the fund's performance?

The reporting period was difficult for California's bond market. Because the U.S. economy grew only modestly, the state received less revenue from income taxes, sales taxes and capital gains taxes than it had projected. Faced with a budget deficit estimated at more than $34 billion, the state attempted to bridge some of the gap by issuing municipal bonds. At the same time, several of the major independent rating services downgraded California's credit rating to the single-A range, effectively increasing the state's borrowing costs and reducing existing bond prices.

The credit-rating downgrade and surge in the supply of newly issued bonds contributed to heightened market volatility. Because of the state's relatively high tax rates, California bonds historically have tended to trade at higher prices than bonds of other states. During much of the reporting period, however, California bonds traded at a slight discount, as the surge in new issuance put downward pressure on prices. As a result, California's bonds generally produced lower total returns than bonds from other states.

The effects of California's budget problems might have been more severe had it not been for generally favorable market conditions on the national level. The Federal Reserve Board' s attempts to stimulate

4

renewed economic growth included lower interest rates, which drove bond yields lower and prices higher, contributing positively to the fund's total return.

Early in the reporting period, we reduced the fund's holdings of tax-exempt bonds issued on behalf of airlines to less than 1% of total assets. Airline bonds have fared poorly since they first came under pressure in the aftermath of September 11, 2001, and the fund's strong total return relative to its Lipper category reflects the improvement in its overall credit-quality profile.

What is the fund's current strategy?

We continue to maintain a relatively conservative investment posture, and we continue to monitor the state's fiscal condition. As market volatility increased, we attempted to diversify the fund's holdings away from state debt into securities from local issuers we considered fiscally sound, including counties and essential-services facilities, such as revenue-producing water and sewer plants. However, we are aware that proposed cuts in state aid could affect some localities adversely, and we are prepared to alter our strategy accordingly.

In addition, we have maintained the fund's weighted average maturity at points that we consider in line with or modestly shorter than the fund's peer group average, a relatively defensive strategy designed to give us flexibility to capture higher yields if they become available.

April 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

March 31, 2003 (Unaudited)



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.9%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--93.2%

ABAG Finance Authority, Nonprofit Corporations
   MFHR (Central Park Apartments) 5.60%, 7/1/2038                                             5,000,000                5,143,100

Alameda County, COP (Various Financing Projects)
   6%, 9/1/2021 (Insured; MBIA, Prerefunded 9/1/2006)                                         2,805,000  (a)           3,268,386

Allan Hancock Joint Community College District, COP
   7.625%, 10/1/2005                                                                            585,000                  601,825

Anaheim Public Financing Authority:
  LR (Public Improvements Project)
      Zero Coupon, 9/1/2019 (Insured; FSA)                                                    6,310,000                2,811,736
   Tax Allocation Revenue
      6.45%, 12/28/2018 (Insured; MBIA)                                                       6,000,000                7,274,400

California Department of Veterans Affairs
   Home Purchase Revenue 5.50%, 12/1/2019                                                     2,355,000                2,450,330

California Department of Water Resources,
   Power Supply Revenue
   5.375%, 5/1/2018 (Insured; AMBAC)                                                          5,000,000                5,483,900

California Educational Facilities Authority, Revenue:
   (California Institute of Technology) 5%, 10/1/2032                                         3,500,000                3,579,030
   (College & University Projects) 5.625%, 7/1/2023                                           1,275,000                1,088,417

California Health Facilities Financing Authority,
  Revenue:
    (Cedars-Sinai):
         6.125%, 12/1/2030                                                                    2,000,000                2,120,120
         6.25%, 12/1/2034                                                                     4,250,000                4,540,913
      (Sutter Health) 6.25%, 8/15/2035                                                        2,250,000                2,423,700
      (Walden House) 6.85%, 3/1/2022                                                          3,225,000                3,305,270

California Housing Finance Agency:
  MFHR
      6.15%, 8/1/2022 (Insured; AMBAC)                                                        1,845,000                1,943,006
   SFMR:
      6%, 8/1/2016 (Insured; MBIA)                                                            2,000,000                2,114,880
      6.375%, 8/1/2027                                                                          745,000                  764,921

California Pollution Control Financing Authority, PCR
   10.33%, 6/1/2014                                                                           4,500,000  (b,c)         6,189,165
   (Southern California Edison Co.) 7%, 3/1/2005                                              3,000,000                3,053,520

California Statewide Communities Development Authority:
  COP:
    (Catholic Healthcare West)
         6.50%, 7/1/2020                                                                      3,500,000                3,747,520
      (Motion Picture & Television Fund)
         6.45%, 1/1/2022 (Insured; AMBAC)                                                     3,200,000                3,385,600
   Special Facilities LR (United Airlines, Inc.)
      6.25%, 10/1/2035                                                                        3,000,000  (d)             442,500

6


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Capistrano Unified School District (Ladera)
   5.75%, 9/1/2029                                                                            4,500,000                4,501,215

Castaic Lake Water Agency, COP, Revenue
  (Water System Improvement Project)
   Zero Coupon, 8/1/2027                                                                     10,000,000                2,707,000

Central Joint Powers Health Financing Authority, COP
   (Community Hospitals of Central California)
   6%, 2/1/2030                                                                               1,000,000                1,017,380

Contra Costa County, Mortgage Revenue (Cedar Pointe)
   6.15%, 9/1/2025 (Insured; FHA)                                                             2,955,000                3,056,475

Contra Costa County Public Finance Authority, Tax
   Allocation Revenue (Pleasant Hill )
   5.45%, 8/1/2028                                                                            2,950,000                3,003,336

Del Mar Race Track Authority, Revenue
   6.20%, 8/15/2011                                                                           2,000,000                2,185,780

Elsinore Valley Municipal Water District, COP:
   5.375%, 7/1/2018 (Insured; FGIC)                                                           2,000,000                2,263,740
   5.375%, 7/1/2019 (Insured; FGIC)                                                           3,855,000                4,352,681

Fremont Union High School District:
   5.25%, 9/1/2022 (Insured; FGIC)                                                            3,400,000                3,566,804
   5.25%, 9/1/2023 (Insured; FGIC)                                                            4,000,000                4,180,840

Fullerton Community Facilities Distict No. 001,
   Special Tax (Amerige Heights) 6.20%, 9/1/2032                                              2,500,000                2,567,800

Loma Linda, HR (Loma Linda University Medical
   Center Project) 6%, 12/1/2023                                                              2,900,000                2,649,556

Los Angeles Community College District
   5.50%, 8/1/2015 (Insured; MBIA)                                                            5,000,000                5,600,100

New Haven Unified School District
   5.75%, 8/1/2019 (Insured; FSA)                                                             2,000,000                2,257,800

Northern California Power Agency, Public Power Revenue
  (Hydroelectric Project Number 1)
   6.30%, 7/1/2018 (Insured; MBIA)                                                           20,400,000               25,194,612

Orange County Community Facilities District 01-1,
   Special Tax (Ladera Ranch):
      6.25%, 8/15/2030                                                                        1,600,000                1,646,432
      6%, 8/15/2032                                                                           2,000,000                2,014,860

Orange County Public Financing Authority, LR
  (Juvenile Justice Center Facility)
   5.375%, 6/1/2019 (Insured; AMBAC)                                                          4,100,000                4,496,101

Pomona Redevelopment Agency, Tax Allocation
   (West Holt Avenue) 5.50%, 5/1/2032                                                         3,000,000                3,040,500

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Port Oakland, Special Facilities Revenue
  (Mitsui O.S.K. Lines Limited)
   6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)                                            1,915,000                1,937,980

Rancho Cucamonga Redevelopment Agency
  (Tax Allocation Rancho Redevelopment)
   5.375%, 9/1/2025 (Insured; MBIA)                                                           7,485,000                7,893,756

Sacramento City Financing Authority, Revenue:
   9.219%, 12/1/2013 (Insured; AMBAC)                                                         2,335,000  (b)           2,941,890
   9.219%, 12/1/2014 (Insured; AMBAC)                                                         2,000,000  (b)           2,495,780

Sacramento County (Community Facilities District No. 1)
   5.70%, 12/1/2020                                                                           2,230,000                2,250,828

Sacramento County Sanitation District Financing
   Authority, Revenue
   5.50%, 12/1/2016 (Insured; AMBAC)                                                          2,830,000                3,281,526

Sacramento Municipal Utility District, Electric Revenue
   9.895%, 11/15/2015 (Insured; MBIA)                                                         3,000,000  (b,c)         3,257,970

San Diego Unified School District
   (Election 1998) 5.25%, 7/1/2018 (Insured; FGIC)                                            3,390,000                3,706,558

San Francisco City and County Airports Commission
  International Airport Revenue
   5.90%, 5/1/2026                                                                            9,385,000                9,713,663

San Joaquin Hills Transportation Corridor Agency,
   Toll Road Revenue Zero Coupon, 1/1/2010                                                    5,000,000                3,970,450

Santa Clara Redevelopment Agency, Tax Allocation
   (Bayshore North Project) 5.25%, 6/1/2018                                                   2,865,000                3,102,537

Stockton, Health Facilities Revenue
   (Dameron Hospital Association) 5.70%, 12/1/2014                                            1,000,000                1,046,870

Turlock, COP, Health Facilities Revenue
   (Emanuel Medical Center, Inc.) 5.75%, 10/15/2023                                           6,000,000                6,018,720

West Covina Redevelopment Agency, Special Tax
  (Community Facilities District--Fashion Plaza):
      6%, 9/1/2017                                                                            6,000,000                7,062,420
      6%, 9/1/2022                                                                            8,325,000                9,687,136

Ventura County Community College District
   5.50%, 8/1/2023 (Insured; MBIA)                                                            2,250,000                2,439,000

Yolo County Housing Authority, Mortgage Revenue
  (Walnut Park Apartments)
   7.20%, 8/1/2033 (Insured; FHA)                                                             4,125,000                4,229,610

8


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED--2.7%

Puerto Rico Highway & Transportation Authority,
  Transportation Revenue
   6%, 7/1/2039 (Prerefunded 7/1/2010)                                                        2,000,000  (a)           2,388,460

Puerto Rico Infrastructure Financing Authority
   5.375%, 10/1/2024                                                                          3,750,000                4,006,125

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $209,781,366)                                                                                               227,466,530
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.9%
------------------------------------------------------------------------------------------------------------------------------------

California Department of Water Resources,
  Power Supply Revenue, VRDN:
      1.20% (LOC; BNP Paribas)                                                                1,500,000  (e)           1,500,000
      1.20% (LOC; Bayerische Landesbank,
         WestDeutsche Landesbank)                                                             1,000,000  (e)           1,000,000

California Health Facilities Financing
  Authority, HR, VRDN (Adventist)
   1.20% (Insured; MBIA, LOC;
   California Teacher's Retirement)                                                           1,700,000  (e)           1,700,000

Irvine Improvement Board, VRDN
  (Assessment District No. 00-18)
   1.15% (LOC; Bank of New York)                                                              1,000,000  (e)           1,000,000

Metropolitan Water District, Southern California
   Waterworks Revenue, VRDN 1.15%                                                             1,300,000  (e)           1,300,000

Newport Beach, Revenue, VRDN
   (Hoag Memorial Hospital) 1.20%                                                               400,000  (e)             400,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $6,900,000)                                                                                                   6,900,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $216,681,366)                                                              98.8%             234,366,530

CASH AND RECEIVABLES (NET)                                                                          1.2%               2,785,363

NET ASSETS                                                                                        100.0%             237,151,893

                                                                                                     The Fund 9



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond Assurance         LR                  Lease Revenue
                        Corporation
                                                              MBIA                Municipal Bond Investors Assurance
COP                 Certificate of Participation                                      Insurance Corporation

FHA                 Federal Housing Administration            MFHR                Multi-Family Housing Revenue

FSA                 Financial Security Assurance              PCR                 Pollution Control Revenue

HR                  Hospital Revenue                          SFMR                Single Family Mortgage Revenue

LOC                 Letter of Credit                          VRDN                Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              57.6

AA                               Aa                              AA                                                8.5

A                                A                               A                                                12.9

BBB                              Baa                             BBB                                               8.5

BB                               Ba                              BB                                                2.9

CC                               Ca                              CC                                                 .2

F-1+ & F-1                       MIG1, VMIG1 & P1                SP1 & A1                                          2.9

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     6.5

                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2003, THESE SECURITIES AMOUNTED TO $9,447,135 OR 4.0% OF NET ASSETS.

(D)  NON-INCOME PRODUCING SECURITY--INTEREST PAYMENT IN DEFAULT.

(E) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(F) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           216,681,366   234,366,530

Cash                                                                    115,279

Interest receivable                                                   2,895,737

Prepaid expenses                                                         12,817

                                                                    237,390,363
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           125,651

Payable for shares of Common Stock redeemed                              66,784

Accrued expenses                                                         46,035

                                                                        238,470
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      237,151,893
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     230,628,293

Accumulated undistributed investment income--net                         79,291

Accumulated net realized gain (loss) on investments                 (11,240,855)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      17,685,164
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      237,151,893
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      18,183,372

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.04

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,426,800

EXPENSES:

Management fee--Note 3(a)                                              707,453

Shareholder servicing costs--Note 3(b)                                 106,683

Professional fees                                                       21,076

Custodian fees                                                          13,470

Prospectus and shareholders' reports                                    11,583

Registration fees                                                        9,267

Directors' fees and expenses--Note 3(c)                                  4,558

Loan commitment fees--Note 2                                             2,270

Miscellaneous                                                            7,140

TOTAL EXPENSES                                                         883,500

INVESTMENT INCOME--NET                                               5,543,300
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (8,536,721)

Net unrealized appreciation (depreciation) on investments            3,389,301

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (5,147,420)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   395,880

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2003            Year Ended
                                               (Unaudited)   September 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,543,300            11,550,378

Net realized gain (loss) on investments        (8,536,721)              888,587

Net unrealized appreciation
   (depreciation) on investments                3,389,301               239,677

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      395,880            12,678,642
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (5,533,858)          (11,588,431)

Net realized gain on investments                       --               (40,251)

TOTAL DIVIDENDS                                (5,533,858)          (11,628,682)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  19,802,569            38,695,624

Dividends reinvested                            3,955,079             8,180,456

Cost of shares redeemed                       (28,349,943)          (50,463,909)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (4,592,295)           (3,587,829)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (9,730,273)           (2,537,869)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           246,882,166           249,420,035

END OF PERIOD                                 237,151,893           246,882,166

Undistributed investment income--net               79,291                    --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,534,275             2,981,576

Shares issued for dividends reinvested            305,103               628,684

Shares redeemed                                (2,182,943)           (3,871,759)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (343,565)             (261,499)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                            March 31, 2003                                   Year Ended September 30,
                                                               ---------------------------------------------------------------------
                                            (Unaudited)            2002(a)          2001           2000           1999        1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value,
   beginning of period                           13.33            13.28            12.73          12.61          13.91       13.51

Investment Operations:

Investment income--net                             .30(b)           .63(b)           .64            .65            .65         .67

Net realized and unrealized
   gain (loss) on investments                     (.29)             .06              .55            .17          (1.13)        .48

Total from Investment Operations                   .01              .69             1.19            .82           (.48)       1.15

Distributions:

Dividends from investment
   income--net                                    (.30)            (.64)            (.64)          (.65)          (.65)       (.68)

Dividends from net realized
   gain on investments                              --             (.00)(c)         (.00)(c)       (.05)          (.17)       (.07)

Total Distributions                               (.30)            (.64)            (.64)          (.70)          (.82)       (.75)

Net asset value, end of period                   13.04            13.33            13.28          12.73          12.61       13.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   .14(d)          5.48             9.43           6.83          (3.62)       8.76
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                           .75(e)           .75              .73            .77            .78         .77

Ratio of net investment income
   to average net assets                          4.70(e)          4.87             4.87           5.25           4.85        4.91

Portfolio Turnover Rate                          10.54(d)         14.58            29.83          47.12          51.80       63.60
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                 237,152          246,882          249,420        236,765        258,586     296,010


(A) AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PERMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED SEPTEMBER 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.85% TO 4.87%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO OCTOBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

General California Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the fund securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

                                                             The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,579 during the period ended March 31, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has unused capital loss carryover of $2,165,716 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2002. If not applied, $297,324 of the carryover expires in fiscal 2008 and $1,868,392 expires in fiscal 2009.

16

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2002 were as follows: tax exempt income of $11,588,431 and ordinary income $40,251. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2003, the fund was charged $61,051 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2003, the fund was charged $30,887 pursuant to the transfer agency agreement.

                                                             The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and a fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including on redemptions made through the use of the fund's exchange privilege. During the period ended March 31, 2003, redemption fees charged and retained by the fund amounted to $2,005.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2003, amounted to $24,199,283 and $30,236,312, respectively.

At  March  31,  2003, accumulated net unrealized appreciation on investments was
$17,685,164,   consisting  of  $20,552,157  gross  unrealized  appreciation  and
$2,866,993 gross unrealized depreciation.

At March 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

18


PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                                            Shares
                                            -----------------------------------------------------------------------

                                                        For                Against               Abstained
                                            -----------------------------------------------------------------------

To approve changes to certain of the
   fundamental policies and investment
   restrictions to expand investment
   in other investment companies.                 8,542,003              2,255,744                 639,791

                                                                                                     The Fund  19



NOTES

                   FOR MORE INFORMATION

                        General California Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  131SA0303